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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                             SEPTEMBER 19, 1996
                               Date of Report
                      (Date of earliest event reported)





                                  AVIALL, INC.
             (Exact name of Registrant as specified in its charter)




        DELAWARE                     1-12380                      65-0433083
(State of incorporation)     (Commission File Number)          (I.R.S. Employer
                                                             Identification No.)


             2055 DIPLOMAT DRIVE
                DALLAS, TEXAS                                           75234
   (Address of principal executive offices)                           (Zip Code)




                               (972) 406-2000
            (Registrant's telephone number, including area code)







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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

       As discussed in more detail below, subsidiaries of Aviall, Inc. (the "Company") have sold the Company's aerospace fastener distribution business (the "Fastener Business"). As previously reported in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1996 ("Form 10-Q"), the Fastener Business had been identified for sale and, accordingly, the assets and liabilities of the Fastener Business were segregated and presented separately on the Company's June 30, 1996 balance sheet included in the Form 10-Q.

       Pursuant to an Asset Purchase Agreement, dated September 5, 1996 (the "Agreement"), by and among Maple Leaf Aerospace, Inc. ("Maple Leaf"), Aviall Services, Inc. ("Aviall Services") and Aviall (Canada) Ltd. ("Aviall Canada"), on September 19, 1996, Aviall Services and Aviall Canada sold substantially all of the assets of the Fastener Business to Maple Leaf. In connection with such sale, Maple Leaf assumed certain liabilities associated with the Fastener Business. At closing, the Company received approximately $18.4 million in cash from Maple Leaf. The purchase price is subject to adjustment based upon a post-closing audit. The amount and terms of such consideration were determined following arm's length negotiations between the Company and Maple Leaf.

       To the knowledge of the Company, Quentin P. Bourjeaurd is President, and a stockholder, of Maple Leaf. Prior to the sale described above, Mr. Bourjeaurd was an officer of Aviall Services. Other than Mr. Bourjeaurd, Maple Leaf has no material relationship with the Company, or to the best of the Company's knowledge, any of the Company's affiliates, directors or officers or associates of any such directors or officers.

       The foregoing is a summary of certain terms of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, a copy of which has been filed as an exhibit to this report and is incorporated herein by reference.

       In the third quarter of 1996, the Company will incur an additional loss of approximately $2.8 million from the sale of the Fastener Business resulting from the effect of final contract terms on the purchase price and additional transaction-related expenses.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (b) Pro forma financial information

       The Unaudited Pro Forma Statements of Operations of the Company for the six months ended June 30, 1996, and for the year ended December 31, 1995, present the results of operations of the Company, assuming that the sale of the Fastener Business had been completed as of January 1, 1995, and, in the opinion of management, include all material adjustments necessary to restate the Company's historical results. The adjustments required to reflect such assumptions are set forth in the "Adjustments" column to the Unaudited Pro Forma Statements of Operations presented in this report.

       The Unaudited Pro Forma Balance Sheet of the Company as of June 30, 1996 presents the financial position of the Company assuming that the sale of the Fastener Business had been completed as of that date. The adjustments required to reflect such assumptions are set forth in the "Adjustments" column to the Unaudited Pro Forma Balance Sheet presented in this report.

       The Unaudited Pro Forma Financial Information of the Company should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1995 and its Quarterly Report on Form 10-Q for the period ended June 30, 1996. The pro forma information presented is for informational purposes only and may not necessarily reflect future results of operations or what the results of operations or financial position would actually have been had the sale of the Fastener Business occurred on the dates indicated. In addition, the results for interim periods are not necessarily indicative of trends or of results to be expected for a full year.





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                                AVIALL, INC.
                UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                  Six months ended                                  Year ended
                                                    June 30, 1996                                 December 31, 1995
                                  ---------------------------------------------   -------------------------------------------------
                                     Historical      Adjustments     Pro Forma     Historical       Adjustments       Pro Forma
                                  ---------------   ------------    -----------   ------------   ---------------   ----------------
 Net Sales                         $   185,762     $(15,693) (a)   $   170,069    $   346,511     $ (25,580) (a)  $    320,931

 Cost of Sales                         137,395      (10,985) (a)       126,410        252,076       (17,509) (a)       234,567
                                   -----------     --------        -----------    -----------     ---------       ------------
 Gross profit                           48,367       (4,708) (a)        43,659         94,435        (8,071) (a)        86,364
 Operating and other expenses:
   Selling and administrative
     expenses                           41,673       (3,873) (a)        37,800         84,449        (8,306) (a)        76,143
   Nonrecurring charges                  3,850       (3,850) (a)             -         28,964       (25,465) (a)         3,499
   Interest expense                      6,153         (802) (b)         5,351         10,713        (1,625) (b)         9,088
                                   -----------     --------        -----------    -----------     ---------       ------------

 Earnings (loss) from continuing
   operations before income taxes       (3,309)      (3,817)               508        (29,691)      (27,325)            (2,366)
 Provision (benefit) for income
   taxes                                   447          254  (c)           193 (c)     (1,574)         (675) (c)          (899) (c)
                                   -----------     --------        -----------    -----------     ---------       ------------
 Earnings (loss) from continuing
   operations                      $    (3,756)    $ (4,071)       $       315    $   (28,117)    $ (26,650)       $    (1,467)
                                   -----------     --------        -----------    -----------     ---------       ------------
 Net earnings (loss) per share
   from continuing operations      $     (0.19)                    $      0.02    $     (1.45)                     $     (0.08)
                                   -----------                     -----------    -----------                     ------------
 Weighted average common and
   common equivalent shares         19,506,953                      19,506,953     19,418,672                       19,418,672




          See accompanying notes to pro forma financial information.





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                                  AVIALL, INC.
                       UNAUDITED PRO FORMA BALANCE SHEET
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                    June 30, 1996
                                                          --------------------------------------------------------------
                                                             Historical             Adjustments              Pro Forma
                                                          -----------------       -------------           --------------
 Assets
 Current assets:
   Cash                                                    $    3,680               $       -             $     3,680
   Receivables                                                 53,230                       -                  53,230
   Inventories                                                 77,665                       -                  77,665
   Prepaid expenses and other current assets                   18,796                       -                  18,796
   Deferred income taxes                                       23,044                       -                  23,044
   Assets of business held for sale                            22,880                 (22,880) (d)                  -
                                                           ----------               ---------             -----------
 Total current assets                                         199,295                 (22,880)                176,415
                                                           ----------               ---------             -----------

 Property, plant and equipment                                 12,088                       -                  12,088
 Intangible assets                                             60,608                       -                  60,608
 Deferred income taxes                                         29,823                       -                  29,823
 Other assets                                                  15,919                       -                  15,919
                                                           ----------               ---------             -----------
 Total assets                                              $  317,733                $(22,880)            $   294,853
                                                           ----------               ---------             -----------

 Liabilities and Shareholders' Equity
 Current liabilities:
   Current portion of long-term debt                       $   72,235               $ (15,926) (e)        $    56,309

   Accounts payable                                            30,987                       -                  30,987
   Accrued expenses                                            93,086                       -                  93,086
   Liabilities of business held for sale                        4,196                  (4,196) (d)                  -
                                                           ----------               ---------             -----------
 Total current liabilities                                    200,504                 (20,122)                180,382
                                                           ----------               ---------             -----------

 Long-term debt                                                 2,367                       -                   2,367
 Other liabilities                                             25,404                       -                  25,404
 Shareholders' equity (includes common stock of $.01
   par value per share with shares outstanding at
   June 30, 1996 - 19,470,500)                                 89,458                  (2,758) (f)             86,700
                                                           ----------               ---------             -----------
 Total liabilities and shareholders' equity                $  317,733               $ (22,880)            $   294,853
                                                           ----------               ---------             -----------




          See accompanying notes to pro forma financial information.





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                                  AVIALL, INC.
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)


(a) To eliminate historical Fastener Business income and expenses for the respective periods presented as if the sale had occurred on January 1, 1995.

(b) To eliminate interest expense of $802 and $1,625 for the six months ended June 30, 1996 and the year ended December 31, 1995, respectively, which would have been incurred by the Company assuming the $18,426 of cash proceeds received on September 19, 1996 from the sale of the Fastener Business had been used to repay debt as of January 1, 1995. The interest savings were based on the Company's weighted average interest rates of 8.70% and 8.82% for the six-month period ended June 30, 1996 and the year ended December 31, 1995, respectively.

(c) To record estimated income taxes on the pro forma earnings (loss) from continuing operations before income taxes using a combined statutory federal, state and foreign income tax rate of 38%.

(d) To eliminate net assets of the Fastener Business as if the sale had occurred on June 30, 1996.

(e) To reflect the paydown of the current portion of long-term debt based on the historical balances as of June 30, 1996. Actual proceeds from the sale used to pay down debt of $18,426 differ from the pro forma adjustment reported as a result of changes in the assets and liabilities of the Fastener Business subsequent to June 30, 1996.

(f) To record $2,758 of loss expected to be incurred from the sale of the Fastener Business as if the sale had occurred on June 30, 1996. These additional costs resulted from the effect of the final contract terms on the purchase price and additional transaction-related expenses. The loss will be incurred in September 1996 and accordingly is not reflected in the historical operations in the Unaudited Pro Forma Statements of Operations.

       (c) Exhibits

             2.1 -- Asset Purchase Agreement by and among Maple Leaf Aerospace, Inc., Aviall Services, Inc. and Aviall (Canada) Ltd., dated September 5, 1996. (In accordance with Item 601 of Regulation S-K, the copy of such agreement filed with the Securities and Exchange Commission ("SEC") does not include the schedules or exhibits thereto, which schedules and exhibits are listed in the table of contents to such agreement. Aviall, Inc. agrees to furnish supplementally to the SEC a copy of such schedules and exhibits.)





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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AVIALL, INC.



                                    By:    /s/ JEFFREY J. MURPHY
                                        --------------------------------
                                               Jeffrey J. Murphy
                                        Senior Vice President,
                                        Law and Human Resources,
                                        Secretary and General Counsel


October 4, 1996





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
                                 EXHIBIT INDEX



   Exhibit No.                    Exhibit Description
   -----------                    -------------------
       2.1 -- Asset Purchase Agreement by and among Maple Leaf Aerospace, Inc.,
              Aviall Services, Inc. and Aviall (Canada) Ltd., dated September 5,
              1996. (In accordance with Item 601 of Regulation S-K, the copy of such agreement filed with the Securities and Exchange Commission
              ("SEC") does not include the schedules or exhibits thereto, which schedules and exhibits are listed in the table of contents to such agreement. Aviall, Inc. agrees to furnish supplementally to the
              SEC a copy of such schedules and exhibits.)
